EXHIBIT 99.1

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

Goldman Sachs                        GSAA 05 10
================================================================================

--------------------------------------------------------------------------------
Stats

Count: 1140
Schedule Balance: $250,272,601.53
AverageSched Bal: $219,537.37
GrossWAC: 6.833
NetWAC: 6.333
OTERM: 360
RTERM: 357
ATERM: 0
AGE: 3
First CAP: 2.00
Periodic CAP: 1.00
MAXRATE: 12.82
MINRATE: 6.82
MTR: 24.05
MARGIN: 5.64
OLTV: 80.88
COLTV: 86.20
FICO: 664.437
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                     Percent

4.501 - 5.000                      0.83
5.001 - 5.500                      4.08
5.501 - 6.000                      9.68
6.001 - 6.500                     19.77
6.501 - 7.000                     29.58
7.001 - 7.500                     18.51
7.501 - 8.000                     11.38
8.001 - 8.500                      3.86
8.501 - 9.000                      2.32
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                Percent

50,000.01 - 100,000.00            2.02
100,000.01 - 150,000.00          10.99
150,000.01 - 200,000.00          17.27
200,000.01 - 250,000.00          18.88
250,000.01 - 275,000.00          11.12
275,000.01 - 350,000.00          31.19
350,000.01 - 400,000.00           5.21
400,000.01 - 450,000.00           1.70
450,000.01 - 500,000.00           0.75
500,000.01 - 550,000.00           0.63
600,000.01 - 750,000.00           0.24
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                    Percent

360                              100.00
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                        Percent

356.000                           1.28
357.000                          49.64
358.000                          49.08
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Am WAM                          Percent

0.000 - 59.999                  100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Age                             Percent
2                                49.08
3                                49.64
4                                 1.28
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
States                          Percent

CA                               39.36
FL                               11.19
AZ                                4.10
MD                                4.24
IL                                3.54
NV                                3.64
NY                                4.76
MN                                2.84
WA                                3.07
MA                                3.03
Other                            20.22
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original LTV                    Percent

0.001 - 50.000                    2.33
50.001 - 60.000                   2.88
60.001 - 70.000                   6.47
70.001 - 75.000                   6.93
75.001 - 80.000                  37.23
80.001 - 85.000                   9.75
85.001 - 90.000                  26.56
90.001 - 95.000                   7.85
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Combined LTV                     Percent

0.001 - 50.000                     2.33
50.001 - 60.000                    2.88
60.001 - 70.000                    6.47
70.001 - 75.000                    6.93
75.001 - 80.000                   10.64
80.001 - 85.000                    9.65
85.001 - 90.000                   26.48
90.001 - 95.000                    8.35
95.001 - 100.000                  26.27
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FICO                             Percent

620.000 - 639.999                 27.14
640.000 - 659.999                 26.66
660.000 - 679.999                 18.36
680.000 - 699.999                 12.62
700.000 - 719.999                  6.33
720.000 - 739.999                  4.57
740.000 - 759.999                  2.37
760.000 - 779.999                  1.75
780.000 - 799.999                  0.15
800.000 - 819.999                  0.06
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PMI                              Percent

OLTV <= 80 - NO MI                55.83
OLTV > 80 - NO MI                 44.17
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Occupancy Code                   Percent

NON OWNER                         0.77
OWNER OCCUPIED                   97.81
SECOND HOME                       1.42
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Property Type                    Percent

2-4 FAMILY                         8.61
CONDO                              8.83
PUD                                8.44
SINGLE FAMILY                     74.12
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Purpose                          Percent

CASHOUT REFI                      64.20
PURCHASE                          31.13
RATE/TERM REFI                     4.67
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

Documentation Type               Percent

FULL DOC                          59.79
LIMITED DOC                        8.26
STATED DOC                        31.94
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest Only                    Percent

Y                                100.00
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest Only Term               Percent

24.000                            36.14
36.000                            12.52
60.000                            51.34
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Silent                           Percent

N                                 73.19
Y                                 26.81
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepay Flag                      Percent

N                                 24.07
Y                                 75.93
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepay Term                      Percent

0.000                             24.07
12.000                             4.05
24.000                            20.24
36.000                            51.64
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DTI                              Percent

0.001 - 10.000                     0.30
10.001 - 20.000                    4.47
20.001 - 30.000                   11.99
30.001 - 40.000                   31.06
40.001 - 50.000                   52.18
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Conforming                       Percent

CONFORMING                       100.00
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------


Arm Index                        Percent

6 MONTH LIBOR                     87.00
UNKNOWN                           13.00
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Margins                          Percent

<= 1.000                          13.00
2.501 - 3.000                      0.38
3.001 - 3.500                      0.52
3.501 - 4.000                      4.02
4.001 - 4.500                      0.88
4.501 - 5.000                      4.96
5.001 - 5.500                     19.02
5.501 - 6.000                     57.13
7.001 >=                           0.10
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
First Adjustment Cap             Percent

0.000                             13.00
2.000                             87.00
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Periodic Cap                      Percent

0.000                             13.00
1.000                             87.00
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Max Rate                          Percent

<= 5.000                          13.00
10.501 - 11.000                    0.83
11.001 - 11.500                    3.95
11.501 - 12.000                    8.96
12.001 - 12.500                   17.14
12.501 - 13.000                   24.59
13.001 - 13.500                   16.13
13.501 - 14.000                   10.08
14.001 - 14.500                    3.31
14.501 - 15.000                    2.01
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Floor Rate                        Percent

<= 1.000                          13.00
4.501 - 5.000                      0.83
5.001 - 5.500                      3.95
5.501 - 6.000                      8.96
6.001 - 6.500                     17.14
6.501 - 7.000                     24.59
7.001 >=                          31.53
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Months To Roll                   Percent

0.                                13.00
20.                                0.95
21.                               35.05
22.                               32.51
32.                                0.33
33.                                5.99
34.                               12.18
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Number of Units                  Percent

1                                 91.39
2                                  5.88
3                                  2.18
4                                  0.55
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type                     Percent

2 YEAR ARM                        68.12
3 YEAR ARM                        18.88
30 YEAR FIXED                     13.00
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Self Employment Flag             Percent
N                                 80.25
Y                                 19.75
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Originator                       Percent

AMERIQUEST                       100.00
                                 ======
Total:                           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================

Goldman Sachs                        GSAA 05 10
================================================================================

--------------------------------------------------------------------------------
Stats

Count: 2602
Schedule Balance: $672,784,885.89
AverageSched Bal: $258,564.52
GrossWAC: 6.821
NetWAC: 6.321
OTERM: 360
RTERM: 357
ATERM: 0
AGE: 3
First CAP: 2.00
Periodic CAP: 1.00
MAXRATE: 12.82
MINRATE: 6.82
MTR: 27.73
MARGIN: 5.64
OLTV: 81.89
COLTV: 86.69
FICO: 666.970
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Rate                     Percent

4.501 - 5.000                     1.44
5.001 - 5.500                     4.77
5.501 - 6.000                     9.76
6.001 - 6.500                    20.78
6.501 - 7.000                    28.34
7.001 - 7.500                    17.38
7.501 - 8.000                    10.83
8.001 - 8.500                     3.25
8.501 - 9.000                     2.25
9.001 - 9.500                     0.53
9.501 - 10.000                    0.40
10.001 >=                         0.28
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scheduled Balance                Percent

50,000.01 - 100,000.00            1.77
100,000.01 - 150,000.00           8.01
150,000.01 - 200,000.00          11.99
200,000.01 - 250,000.00          13.53
250,000.01 - 275,000.00           7.88
275,000.01 - 350,000.00          19.71
350,000.01 - 400,000.00          10.88
400,000.01 - 450,000.00           8.13
450,000.01 - 500,000.00           6.37
500,000.01 - 550,000.00           3.75
550,000.01 - 600,000.00           4.40
600,000.01 - 750,000.00           3.59
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original Term                    Percent

180                               0.04
360                              99.96
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RemTerm                         Percent

178.000                           0.04
356.000                           1.49
357.000                          51.39
358.000                          47.09
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Am WAM                          Percent

0.000 - 59.999                  100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Age                             Percent

2                                47.12
3                                51.39
4                                 1.49
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
States                          Percent

CA                               45.95
FL                                9.83
AZ                                3.02
NY                                6.00
MD                                4.04
IL                                2.64
NJ                                3.27
NV                                2.84
WA                                2.67
MN                                2.17
Other                            17.58
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original LTV                    Percent

0.001 - 50.000                    1.51
50.001 - 60.000                   2.61
60.001 - 70.000                   5.13
70.001 - 75.000                   5.75
75.001 - 80.000                  34.99
80.001 - 85.000                  13.66
85.001 - 90.000                  27.82
90.001 - 95.000                   8.52
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Combined LTV                    Percent

0.001 - 50.000                    1.51
50.001 - 60.000                   2.61
60.001 - 70.000                   5.13
70.001 - 75.000                   5.75
75.001 - 80.000                  11.04
80.001 - 85.000                  13.59
85.001 - 90.000                  27.66
90.001 - 95.000                   8.96
95.001 - 100.000                 23.75
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FICO                            Percent

620.000 - 639.999                25.46
640.000 - 659.999                25.23
660.000 - 679.999                19.17
680.000 - 699.999                12.67
700.000 - 719.999                 7.04
720.000 - 739.999                 5.18
740.000 - 759.999                 2.96
760.000 - 779.999                 1.65
780.000 - 799.999                 0.52
800.000 - 819.999                 0.13
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PMI                             Percent

OLTV <= 80 - NO MI               50.00
OLTV > 80 - NO MI                50.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Occupancy Code                  Percent

NON OWNER                         0.38
OWNER OCCUPIED                   98.29
SECOND HOME                       1.32
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Property Type                   Percent

2-4 FAMILY                        6.56
CONDO                             6.78
PUD                               8.69
SINGLE FAMILY                    77.97
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Purpose                         Percent

CASHOUT REFI                     66.83
PURCHASE                         28.01
RATE/TERM REFI                    5.16
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

Documentation Type              Percent

FULL DOC                         61.55
LIMITED DOC                       8.43
STATED DOC                       30.02
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest Only                   Percent

Y                               100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest Only Term              Percent

24.000                           36.16
36.000                           10.24
60.000                           53.60
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Silent                          Percent

N                                75.73
Y                                24.27
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepay Flag                     Percent

N                                25.31
Y                                74.69
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepay Term                     Percent

0.000                            25.31
12.000                            3.68
24.000                           20.05
30.000                            0.06
36.000                           50.90
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DTI                             Percent

0.001 - 10.000                    0.66
10.001 - 20.000                   3.68
20.001 - 30.000                  11.33
30.001 - 40.000                  29.68
40.001 - 50.000                  54.65
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

Conforming                      Percent

CONFORMING                       67.48
NON CONFORMING                   32.52
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Arm Index                       Percent

6 MONTH LIBOR                    88.08
UNKNOWN                          11.92
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Margins                         Percent

<= 1.000                         11.92
2.001 - 2.500                     0.02
2.501 - 3.000                     0.28
3.001 - 3.500                     0.49
3.501 - 4.000                     2.96
4.001 - 4.500                     0.76
4.501 - 5.000                     6.87
5.001 - 5.500                    20.22
5.501 - 6.000                    56.44
7.001 >=                          0.04
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
First Adjustment Cap            Percent

0.000                            11.92
2.000                            88.08
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Periodic Cap                    Percent

0.000                            11.92
1.000                            88.08
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Max Rate                        Percent

<= 5.000                         11.92
10.501 - 11.000                   1.44
11.001 - 11.500                   4.42
11.501 - 12.000                   8.61
12.001 - 12.500                  17.58
12.501 - 13.000                  24.60
13.001 - 13.500                  15.77
13.501 - 14.000                   9.59
14.001 - 14.500                   2.88
14.501 - 15.000                   2.06
15.001 >=                         1.13
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

Floor Rate                      Percent

<= 1.000                         11.92
4.501 - 5.000                     1.44
5.001 - 5.500                     4.42
5.501 - 6.000                     8.61
6.001 - 6.500                    17.58
6.501 - 7.000                    24.60
7.001 >=                         31.44
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Months To Roll                  Percent

20.                               1.13
21.                              37.40
22.                              33.02
32.                               0.36
33.                               6.58
34.                               9.58
57.                               7.40
58.                               4.52
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Number of Units                 Percent

1                                93.44
2                                 4.83
3                                 1.41
4                                 0.32
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type                    Percent

15 YEAR FIXED                     0.04
2 YEAR ARM                       71.35
3 YEAR ARM                       16.73
30 YEAR FIXED                    11.89
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Self Employment Flag            Percent

N                                77.39
Y                                22.61
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Originator                      Percent

AMERIQUEST                      100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================

Goldman Sachs                        GSAA 05 10
================================================================================

--------------------------------------------------------------------------------
Stats
Count: 1462
Schedule Balance: $422,512,284.36
AverageSched Bal: $288,996.09
GrossWAC: 6.814
NetWAC: 6.314
OTERM: 360
RTERM: 357
ATERM: 0
AGE: 3
First CAP: 2.00
Periodic CAP: 1.00
MAXRATE: 12.83
MINRATE: 6.83
MTR: 23.53
MARGIN: 5.63
OLTV: 82.49
COLTV: 86.98
FICO: 668.471
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Rate                     Percent

4.501 - 5.000                     1.80
5.001 - 5.500                     5.18
5.501 - 6.000                     9.81
6.001 - 6.500                    21.39
6.501 - 7.000                    27.61
7.001 - 7.500                    16.72
7.501 - 8.000                    10.50
8.001 - 8.500                     2.89
8.501 - 9.000                     2.21
9.001 - 9.500                     0.84
9.501 - 10.000                    0.63
10.001 >=                         0.44
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scheduled Balance                Percent

50,000.01 - 100,000.00            1.62
100,000.01 - 150,000.00           6.25
150,000.01 - 200,000.00           8.86
200,000.01 - 250,000.00          10.36
250,000.01 - 275,000.00           5.96
275,000.01 - 350,000.00          12.92
350,000.01 - 400,000.00          14.24
400,000.01 - 450,000.00          11.93
450,000.01 - 500,000.00           9.69
500,000.01 - 550,000.00           5.59
550,000.01 - 600,000.00           7.00
600,000.01 - 750,000.00           5.57
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original Term                    Percent

180                               0.06
360                              99.94
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RemTerm                         Percent

178.000                           0.06
356.000                           1.61
357.000                          52.42
358.000                          45.91
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Am WAM                          Percent

0.000 - 59.999                  100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Age                             Percent

2                                45.97
3                                52.42
4                                 1.61
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
States                          Percent

CA                               49.85
FL                                9.02
NY                                6.73
MD                                3.92
AZ                                2.38
NJ                                3.59
IL                                2.11
MA                                2.48
NV                                2.36
WA                                2.43
Other                            15.13
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original LTV                    Percent

0.001 - 50.000                    1.03
50.001 - 60.000                   2.45
60.001 - 70.000                   4.34
70.001 - 75.000                   5.05
75.001 - 80.000                  33.66
80.001 - 85.000                  15.98
85.001 - 90.000                  28.56
90.001 - 95.000                   8.92
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Combined LTV                    Percent
0.001 - 50.000                    1.03
50.001 - 60.000                   2.45
60.001 - 70.000                   4.34
70.001 - 75.000                   5.05
75.001 - 80.000                  11.27
80.001 - 85.000                  15.91
85.001 - 90.000                  28.37
90.001 - 95.000                   9.32
95.001 - 100.000                 22.25
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FICO                            Percent

620.000 - 639.999                24.46
640.000 - 659.999                24.38
660.000 - 679.999                19.64
680.000 - 699.999                12.70
700.000 - 719.999                 7.46
720.000 - 739.999                 5.54
740.000 - 759.999                 3.31
760.000 - 779.999                 1.59
780.000 - 799.999                 0.74
800.000 - 819.999                 0.18
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PMI                             Percent
OLTV <= 80 - NO MI              46.54
OLTV > 80 - NO MI               53.46
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Occupancy Code                  Percent

NON OWNER                         0.16
OWNER OCCUPIED                   98.58
SECOND HOME                       1.26
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Property Type                   Percent

2-4 FAMILY                        5.34
CONDO                             5.57
PUD                               8.84
SINGLE FAMILY                    80.25
                                ======
Total:                          100.00


--------------------------------------------------------------------------------
Purpose                         Percent

CASHOUT REFI                     68.39
PURCHASE                         26.16
RATE/TERM REFI                    5.46
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Documentation Type              Percent

FULL DOC                         62.59
LIMITED DOC                       8.53
STATED DOC                       28.88
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest Only                   Percent

Y                               100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest Only Term              Percent

24.000                           36.18
36.000                            8.89
60.000                           54.93
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Silent                          Percent

N                                77.23
Y                                22.77
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepay Flag                     Percent

N                                26.05
Y                                73.95
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepay Term                     Percent

0.000                            26.05
12.000                            3.46
24.000                           19.93
30.000                            0.10
36.000                           50.46
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DTI                             Percent

0.001 - 10.000                    0.87
10.001 - 20.000                   3.21
20.001 - 30.000                  10.94
30.001 - 40.000                  28.86
40.001 - 50.000                  56.12
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Conforming                      Percent

CONFORMING                       48.22
NON CONFORMING                   51.78
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Arm Index                       Percent

6 MONTH LIBOR                    88.71
UNKNOWN                          11.29
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Margins                         Percent

<= 1.000                         11.29
2.001 - 2.500                     0.03
2.501 - 3.000                     0.21
3.001 - 3.500                     0.48
3.501 - 4.000                     2.33
4.001 - 4.500                     0.70
4.501 - 5.000                     7.99
5.001 - 5.500                    20.94
5.501 - 6.000                    56.02
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
First Adjustment Cap            Percent

0.000                            11.29
2.000                            88.71
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Periodic Cap                    Percent

0.000                            11.29
1.000                            88.71
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Max Rate                        Percent

<= 5.000                         11.29
10.501 - 11.000                   1.80
11.001 - 11.500                   4.70
11.501 - 12.000                   8.40
12.001 - 12.500                  17.84
12.501 - 13.000                  24.60
13.001 - 13.500                  15.55
13.501 - 14.000                   9.30
14.001 - 14.500                   2.62
14.501 - 15.000                   2.09
15.001 >=                         1.81
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Floor Rate                      Percent

<= 1.000                         11.29
4.501 - 5.000                     1.80
5.001 - 5.500                     4.70
5.501 - 6.000                     8.40
6.001 - 6.500                    17.84
6.501 - 7.000                    24.60
7.001 >=                         31.38
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Months To Roll                  Percent

0.                               11.29
20.                               1.23
21.                              38.79
22.                              33.33
32.                               0.38
33.                               6.94
34.                               8.04
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Number of Units                 Percent

1                                94.66
2                                 4.21
3                                 0.95
4                                 0.18
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type                    Percent

15 YEAR FIXED                     0.06
2 YEAR ARM                       73.26
3 YEAR ARM                       15.45
30 YEAR FIXED                    11.23
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Self Employment Flag            Percent

N                                75.69
Y                                24.31
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Originator                      Percent

AMERIQUEST                      100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================

Goldman Sachs                        GSAA 05 10
================================================================================

--------------------------------------------------------------------------------

Stats

Count: 2602
Schedule Balance: $672,784,885.89
AverageSched Bal: $258,564.52
GrossWAC: 6.821
NetWAC: 6.321
OTERM: 360
RTERM: 357
ATERM: 0
AGE: 3
First CAP: 2.00
Periodic CAP: 1.00
MAXRATE: 12.82
MINRATE: 6.82
MTR: 27.73
MARGIN: 5.64
OLTV: 81.89
COLTV: 86.69
FICO: 666.970
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Rate                     Percent

4.501 - 5.000                     1.44
5.001 - 5.500                     4.77
5.501 - 6.000                     9.76
6.001 - 6.500                    20.78
6.501 - 7.000                    28.34
7.001 - 7.500                    17.38
7.501 - 8.000                    10.83
8.001 - 8.500                     3.25
8.501 - 9.000                     2.25
9.001 - 9.500                     0.53
9.501 - 10.000                    0.40
10.001 >=                         0.28
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scheduled Balance                Percent

50,000.01 - 100,000.00            1.77
100,000.01 - 150,000.00           8.01
150,000.01 - 200,000.00          11.99
200,000.01 - 250,000.00          13.53
250,000.01 - 275,000.00           7.88
275,000.01 - 350,000.00          19.71
350,000.01 - 400,000.00          10.88
400,000.01 - 450,000.00           8.13
450,000.01 - 500,000.00           6.37
500,000.01 - 550,000.00           3.75
550,000.01 - 600,000.00           4.40
600,000.01 - 750,000.00           3.59
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original Term                    Percent

180                               0.04
360                              99.96
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RemTerm                         Percent

178.000                           0.04
356.000                           1.49
357.000                          51.39
358.000                          47.09
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Am WAM                          Percent

0.000 - 59.999                  100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Age                             Percent

2                                47.12
3                                51.39
4                                 1.49
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
States                          Percent

CA                               45.95
FL                                9.83
AZ                                3.02
NY                                6.00
MD                                4.04
IL                                2.64
NJ                                3.27
NV                                2.84
WA                                2.67
MN                                2.17
Other                            17.58
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original LTV                    Percent

0.001 - 50.000                    1.51
50.001 - 60.000                   2.61
60.001 - 70.000                   5.13
70.001 - 75.000                   5.75
75.001 - 80.000                  34.99
80.001 - 85.000                  13.66
85.001 - 90.000                  27.82
90.001 - 95.000                   8.52
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Combined LTV                    Percent

0.001 - 50.000                    1.51
50.001 - 60.000                   2.61
60.001 - 70.000                   5.13
70.001 - 75.000                   5.75
75.001 - 80.000                  11.04
80.001 - 85.000                  13.59
85.001 - 90.000                  27.66
90.001 - 95.000                   8.96
95.001 - 100.000                 23.75
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FICO                            Percent

620.000 - 639.999                25.46
640.000 - 659.999                25.23
660.000 - 679.999                19.17
680.000 - 699.999                12.67
700.000 - 719.999                 7.04
720.000 - 739.999                 5.18
740.000 - 759.999                 2.96
760.000 - 779.999                 1.65
780.000 - 799.999                 0.52
800.000 - 819.999                 0.13
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PMI                             Percent

OLTV <= 80 - NO MI               50.00
OLTV > 80 - NO MI                50.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Occupancy Code                  Percent

NON OWNER                         0.38
OWNER OCCUPIED                   98.29
SECOND HOME                       1.32
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Property Type                   Percent

2-4 FAMILY                        6.56
CONDO                             6.78
PUD                               8.69
SINGLE FAMILY                    77.97
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Purpose                         Percent

CASHOUT REFI                     66.83
PURCHASE                         28.01
RATE/TERM REFI                    5.16
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

Documentation Type              Percent

FULL DOC                         61.55
LIMITED DOC                       8.43
STATED DOC                       30.02
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest Only                   Percent

Y                               100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest Only Term              Percent

24.000                           36.16
36.000                           10.24
60.000                           53.60
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Silent                          Percent

N                                75.73
Y                                24.27
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepay Flag                     Percent

N                                25.31
Y                                74.69
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepay Term                     Percent

0.000                            25.31
12.000                            3.68
24.000                           20.05
30.000                            0.06
36.000                           50.90
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DTI                             Percent

0.001 - 10.000                    0.66
10.001 - 20.000                   3.68
20.001 - 30.000                  11.33
30.001 - 40.000                  29.68
40.001 - 50.000                  54.65
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

Conforming                      Percent

CONFORMING                       67.48
NON CONFORMING                   32.52
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Arm Index                       Percent

6 MONTH LIBOR                    88.08
UNKNOWN                          11.92
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Margins                         Percent

<= 1.000                         11.92
2.001 - 2.500                     0.02
2.501 - 3.000                     0.28
3.001 - 3.500                     0.49
3.501 - 4.000                     2.96
4.001 - 4.500                     0.76
4.501 - 5.000                     6.87
5.001 - 5.500                    20.22
5.501 - 6.000                    56.44
7.001 >=                          0.04
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
First Adjustment Cap            Percent

0.000                            11.92
2.000                            88.08
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Periodic Cap                    Percent

0.000                            11.92
1.000                            88.08
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Max Rate                        Percent

<= 5.000                         11.92
10.501 - 11.000                   1.44
11.001 - 11.500                   4.42
11.501 - 12.000                   8.61
12.001 - 12.500                  17.58
12.501 - 13.000                  24.60
13.001 - 13.500                  15.77
13.501 - 14.000                   9.59
14.001 - 14.500                   2.88
14.501 - 15.000                   2.06
15.001 >=                         1.13
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

Floor Rate                      Percent

<= 1.000                         11.92
4.501 - 5.000                     1.44
5.001 - 5.500                     4.42
5.501 - 6.000                     8.61
6.001 - 6.500                    17.58
6.501 - 7.000                    24.60
7.001 >=                         31.44
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Months To Roll                  Percent

20.                               1.13
21.                              37.40
22.                              33.02
32.                               0.36
33.                               6.58
34.                               9.58
57.                               7.40
58.                               4.52
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Number of Units                 Percent

1                                93.44
2                                 4.83
3                                 1.41
4                                 0.32
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type                    Percent

15 YEAR FIXED                     0.04
2 YEAR ARM                       71.35
3 YEAR ARM                       16.73
30 YEAR FIXED                    11.89
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Self Employment Flag            Percent

N                                77.39
Y                                22.61
                                ======
Total:                          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Originator                      Percent

AMERIQUEST                      100.00
                                ======
Total:                          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================